Exhibit (h)(2)

AMENDED SCHEDULE A TO TRANSFER AGENCY AND SERVICES AGREEMENT

LIST OF FUNDS AND PORTFOLIOS

As of [            ], 2020

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

BrandywineGLOBAL—Alternative Credit Fund

BrandywineGLOBAL—Diversified US Large Cap Value Fund

BrandywineGLOBAL—Dynamic US Large Cap Value Fund

BrandywineGLOBAL—Flexible Bond Fund

BrandywineGLOBAL—Global High Yield Fund

BrandywineGLOBAL—Global Opportunities Bond Fund

BrandywineGLOBAL—Global Opportunities Bond Fund (USD Hedged)

BrandywineGLOBAL—Global Unconstrained Bond Fund

BrandywineGLOBAL—International Opportunities Bond Fund

ClearBridge International Growth Fund

ClearBridge Global Infrastructure Income Fund

ClearBridge Small Cap Fund

ClearBridge Value Trust

Martin Currie Emerging Markets Fund

Martin Currie International Unconstrained Equity Fund

Martin Currie SMASh Series EM Fund

QS Global Market Neutral Fund

QS International Equity Fund

QS Strategic Real Return Fund

QS U.S. Small Capitalization Equity Fund

LEGG MASON PARTNERS EQUITY TRUST

ClearBridge Aggressive Growth Fund

ClearBridge All Cap Value Fund

ClearBridge Appreciation Fund

ClearBridge Dividend Strategy Fund

ClearBridge International Value Fund

ClearBridge International Small Cap Fund

ClearBridge Large Cap Growth Fund

ClearBridge Large Cap Value Fund

ClearBridge Mid Cap Fund

ClearBridge Mid Cap Growth Fund

ClearBridge Select Fund

ClearBridge Small Cap Growth Fund

ClearBridge Small Cap Value Fund

ClearBridge Sustainability Leaders Fund

ClearBridge Tactical Dividend Income Fund

QS Conservative Growth Fund

QS Defensive Growth Fund

QS Global Dividend Fund

QS Global Equity Fund

QS Growth Fund

QS Moderate Growth Fund

QS S&P 500 Index Fund

QS U.S. Large Cap Equity Fund

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

ClearBridge Variable Aggressive Growth Portfolio

ClearBridge Variable Appreciation Portfolio

ClearBridge Variable Dividend Strategy Portfolio

ClearBridge Variable Large Cap Growth Portfolio

ClearBridge Variable Large Cap Value Portfolio

ClearBridge Variable Mid Cap Portfolio

ClearBridge Variable Small Cap Growth Portfolio

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

QS Variable Conservative Growth

QS Variable Growth

QS Variable Moderate Growth

Legg Mason/QS Aggressive Model Portfolio

Legg Mason/QS Moderately Aggressive Model Portfolio

Legg Mason/QS Moderate Model Portfolio

Legg Mason/QS Conservative Model Portfolio

Legg Mason/QS Moderately Conservative Model Portfolio

WESTERN ASSET FUNDS, INC.

Western Asset Core Bond Fund

Western Asset Core Plus Bond Fund

Western Asset High Yield Fund

Western Asset Inflation Indexed Plus Bond Fund

Western Asset Intermediate Bond Fund

Western Asset Macro Opportunities Fund

Western Asset Total Return Unconstrained Fund

LEGG MASON PARTNERS INCOME TRUST

Western Asset Ultra-Short Income Fund

Western Asset California Municipals Fund

Western Asset Corporate Bond Fund

Western Asset Emerging Markets Debt Fund

Western Asset Global High Yield Bond Fund

Western Asset Income Fund

Western Asset Intermediate Maturity California Municipals Fund

Western Asset Intermediate Maturity New York Municipals Fund

Western Asset Intermediate-Term Municipals Fund

Western Asset Managed Municipals Fund

Western Asset Massachusetts Municipals Fund

Western Asset Mortgage Total Return Fund

Western Asset Municipal High Income Fund

Western Asset New Jersey Municipals Fund

Western Asset New York Municipals Fund

Western Asset Oregon Municipals Fund

Western Asset Pennsylvania Municipals Fund

Western Asset Short Duration High Income Fund

Western Asset Short Duration Municipal Income Fund

Western Asset Short-Term Bond Fund

LEGG MASON PARTNERS VARIABLE INCOME TRUST

Western Asset Variable Global High Yield Bond Portfolio

Western Asset Core Plus VIT Portfolio

LEGG MASON PARTNERS INSTITUTIONAL TRUST

Western Asset Institutional Government Reserves

Western Asset Institutional Liquid Reserves

Western Asset Institutional U.S. Treasury Obligations Money Market Fund

Western Asset Institutional U.S. Treasury Reserves

Western Asset Premier Institutional Government Reserves

Western Asset Premier Institutional Liquid Reserves

Western Asset Premier Institutional U.S. Treasury Reserves

Western Asset Select Tax Free Reserves

Western Asset SMASh Series C Fund

Western Asset SMASh Series EC Fund

Western Asset SMASh Series M Fund

Western Asset SMASh Series TF Fund

Western Asset SMASh Series Core Completion Fund

LEGG MASON PARTNERS MONEY MARKET TRUST

Western Asset U.S. Treasury Reserves

Western Asset Government Reserves

Western Asset New York Tax Free Money Market Fund

Western Asset Tax Free Reserves